PSCVS-1-699x
                            Chase Vista Select Funds

                        Supplement Dated October 1, 1999
                       Prospectus Dated December 29, 1998


The following two paragraphs replace the first two paragraphs in "The Portfolio Manager" section on page 68 of the Prospectus:

Select Short-Term Bond Fund

The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Timothy Neumann. They have been responsible for the Fund since June 1996 and October 1999 respectively. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr Russell is a member of the U.S. fixed income area's quantitative research team.


Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.


The following text replaces the fourth and fifth paragraphs in "The Portfolio Manager" section on page 68 of the Prospectus:

Select Bond Fund

The portfolio managers are and Mr. Russell and Timothy Neumann. Mr Russell has been responsible for the Fund since May 1998. Mr. Neumann has been responsible for the Funds since October of 1999. Mr. Neumann, has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.






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